EXHIBIT 10.4


                               PURCHASE AGREEMENT

         This Asset Purchase Agreement is entered into as of the ____ day of May, 2003, by and among XRG, INC., a Delaware corporation ("XRG"), J. BENTLY COMPANIES, INCORPORATED, a Tennessee corporation ("JBC"), and JOSEPH STAPLETON and STANLEY SHADDEN, individuals residing in Monroe County, Tennessee ("The Shareholders"). XRG, JBC, and The Shareholders are referred to herein individually as "Party" and collectively as "Parties." This Agreement contemplates a transaction in which XRG will acquire certain trailers of JBC in consideration of JBC, and/or The Shareholders receiving cash payments, and stock from XRG.

         Now, therefore, in consideration of the respective representations, promises, warranties and covenants of the Parties set forth herein, the Parties, intending to be legally bound, agree as follows.

         1.       Definitions.

          "Closing" and "Closing Date" have the respective meanings set forth in
Section  2(g)  below.  "Disclosure  Schedule"  has the meaning set forth in
Section 3 below.

          "Effective Date" means the date first indicated above.

          "Liability" or "Liabilities" or "liability" or "liabilities" means any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for taxes.

         "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

         "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

         "Purchased Assets" means all right, title, and interest in and to the trailers listed in Exhibit A.

         "Security Interest" means any mortgage, pledge, lien, encumbrance, charge or other security interest.

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         2. Basic Transaction.

         (a) Purchase. Subject to the terms and conditions of this Agreement, XRG shall purchase from JBC, and JBC shall sell, transfer, convey, and deliver to XRG, all of the Purchased Assets at the Closing for the consideration specified below in this Section 2.

         (b) Purchase Consideration. As full consideration for the purchase of the Purchased Assets, XRG shall pay to JBC, at Closing, a sum equal to the total of (i) the unpaid balance as of Closing, on the outstanding loan(s) covering the trailers that are included in the Purchased Assets in 2,200,000 shares of XRG Common Stock or in cash at XRG's option valued at $2,200,000 (ii) $50,000 in cash, and (iii) 1,150,000 shares of XRG Common Stock valued at $1,150,000.

XRG may elect to make the monthly payments on the outstanding loan(s) covering the trailers for a period of time at its discretion. The 2,200,000 shares of XRG Common Stock issued to JBC will serve as collateral to insure payment of the outstanding loan(s). The shares shall not be registered, unless payment is not made by XRG, and shall be returned to XRG when the outstanding loan(s) have been paid in full, either by refinancing or full amortization by XRG.

The XRG Common Stock will be registered within (60) days of the Closing Date. The number of XRG Shares is subject to adjustment six and twelve months (an "Adjustment Date") after the acquisition date based on the future market price of the XRG Shares. Specifically, in the event the XRG Shares held by JBC on each Adjustment Date do not have a fair market value equal to or greater than $3,350,000 then the Company shall be obligated to issue JBC additional shares of Company common stock sufficient to result in the fair market value of the XRG Shares held by JBC on the Adjustment Date, plus the additional shares issued as of the Adjustment Date, having a total value equal to $3,350,000. At each Adjustment Date, the fair market value of the Company's common stock shall be the average of the closing price for the common stock on the Adjustment Date. In addition, neither JBC nor the Company or its officers, directors or any affiliates may purchase or sell shares of the Company's common stock during the twenty (20) business days prior to an Adjustment Date.

         (c) Non-Assumption of Liabilities. XRG will not assume any Liabilities of JBC, BL, or The Shareholders.


         (f) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of XRG, 5301 W. Cypress Street, Suite 111, Tampa, Florida 33607 on such date as agreed to by the Parties ("Closing Date").

         (g) Deliveries at the Closing. At the Closing (i) JBC will deliver to XRG the various certificates, instruments, and documents referred to in Section 5(a) below; (ii) XRG will deliver to JBC the various certificates, instruments, and documents referred to in Section 5(b) below; (iii) JBC will execute and deliver to XRG a Bill of Sale in the form attached hereto as Exhibit C, and such other instruments of sale, transfer, conveyance, and assignment as XRG and its counsel reasonably may request.

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         3. Representations and Warranties of JBC, and The Shareholders. JBC,
and The Shareholders, jointly and severally, represent and warrant to XRG that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date except as set forth in the disclosure schedule accompanying this Agreement (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 3.

         (a) Organization of JBC. JBC is a corporation duly organized, validly existing, and in good standing under the laws of the State of Tennessee.

         (b) Authorization of Transaction. JBC has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the board of directors of JBC, and JBC's stockholder(s), have duly authorized the execution, delivery, and performance of this Agreement by JBC. This Agreement constitutes the valid and legally binding obligation of JBC, and The Shareholders, enforceable in accordance with its terms and conditions.

         (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which JBC, or The Shareholders are subject or any provision of the charter or bylaws of JBC or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which JBC, or The Shareholders are a party or by which it or they are bound or to which any of its or their assets are subject (or result in the imposition of any Security Interest upon any of its or their assets). JBC, and The Shareholders do not need to give notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transaction contemplated by this Agreement.

         (d) Brokers' Fees. JBC, and The Shareholders have no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which XRG could become liable or obligated.

         (e) Title to Assets. JBC, has good and marketable title to the Purchased Assets free and clear of any Security Interests or restrictions on transfer.

         (f) Legal Compliance. JBC has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against JBC alleging any failure so to comply.

          (g) Disclosure. The representations and warranties contained in this
Section 3 do not contain any untrue statement of a fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 3 not misleading.

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         4. Representations and Warranties of XRG. XRG represents and warrants to JBC that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date.

         (a) Organization of XRG. XRG is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

         (b) Authorization of Transaction. XRG has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of XRG, enforceable in accordance with its terms and conditions.

         (c) Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which XRG is subject or any provision of its charter or bylaws or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which XRG is a party or by which it is bound or to which any of its assets is subject. XRG does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

         (d) Brokers Fees. XRG has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which JBC could become liable or obligated.

          5.      Conditions to Obligation to Close.

         (a) Conditions to Obligation of XRG. The obligation of XRG to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions at or prior to Closing:

                  (i) the representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date;

                  (ii) JBC shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

                  (iii) JBC shall have procured any required third party consents;

                  (iv) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of the transaction contemplated by this Agreement, (B) cause the transaction contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of XRG to own the Purchased Assets;

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                  (v) XRG shall have obtained on terms and conditions reasonably satisfactory to it all of the financing it needs in order to consummate the transaction contemplated hereby;

                  (vi) all actions to be taken by JBC in connection with consummation of the transaction contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transaction contemplated hereby will be reasonably satisfactory in form and substance to XRG; and

                  (vii) all of the following shall have been accomplished to the reasonable satisfaction of XRG:

                           (A) delivery of executed title certificates to any
                  titled assets to be acquired by XRG;

                           (B) completion to XRG's satisfaction of its due
                  diligence review and inspection of the Purchased Assets;


         XRG may waive any condition specified in this Section 5(a) if it executes a writing so stating at or prior to the Closing.

         (b) Conditions to Obligation of JBC. The obligation of JBC to consummate the transaction to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

                  (i) the representations and warranties set forth in Section 4 above shall be true and correct in all material respects at and as of the Closing Date;

                  (ii) XRG shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

                  (iii) no action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of the transaction contemplated by this Agreement or (B) cause the transaction contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect); and

                  (iv) all actions to be taken by XRG in connection with consummation of the transaction contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transaction contemplated hereby will be reasonably satisfactory in form and substance to JBC.

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         JBC may waive any condition specified in this Section 6(b) if it executes a writing so stating at or prior to the Closing.

         6.       Termination.

         (a) Termination of Agreement. This Agreement may be terminated as provided below:

                  (i) XRG, and JBC may terminate this Agreement by mutual written consent at any time prior to the Closing;

                  (ii) XRG may terminate this Agreement by giving written notice to JBC if XRG is not reasonably satisfied with the results of its continuing due diligence review regarding JBC; or

                  (iii) XRG may terminate this Agreement by giving written notice to JBC at any time prior to the Closing in the event JBC, or The Shareholders have breached any material representation, warranty, or covenant contained in this Agreement in any material respect, XRG has notified JBC, or The Shareholders, as applicable, of the breach, and the breach has continued without cure for a period of thirty (30) days after the notice of breach.

         (b) Effect of Termination. If any Party terminates this Agreement pursuant to Section 7(a) above, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach). If XRG terminates this Agreement pursuant to Section 7(a)(iii) above, JBC, and The Shareholders, jointly and severally, shall be liable for XRG's costs and expenses related to the transaction hereunder.

         7. Miscellaneous.

         (a) Survival of Representations and Warranties. All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder.

         (b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the other Party.

         (c) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

         (d) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, letters of intent, or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

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         (e) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party or Parties; provided, however, that XRG may (i) assign any or all of its rights and interests hereunder to one or more of its affiliates and
(ii) designate one or more of its affiliates to perform its obligations hereunder (in any or all of which cases XRG nonetheless shall remain responsible for the performance of all of its obligations hereunder).

         (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (g) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         (h) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then three business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                  If to JBC:

                  J. Bently Companies, Inc.
                  P.O. Box 272
                  Sweetwater, TN 37874-0272


                  If to The Shareholders:

                  c/o J. Bently Companies, Inc.
                  P.O. Box 272
                  Sweetwater, TN  37874-0272


                  If to XRG:

                  XRG, Inc.
                  5301 W. Cypress Street
                  Suite 111
                  Tampa, FL  33607
                  ATTN: Kevin P. Brennan

         Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger


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service, telecopy, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

         (i) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

         (j) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         (k) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         (1) Expenses. Each of XRG, JBC, and The Shareholders will bear its or his own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement or the transactions contemplated hereby or the enforcement thereof.

         (m) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure
Schedule identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance.

         (n) Incorporation of Exhibits. The Exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

         (o) Specific Performance. Each of the Parties acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific


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terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party shall be entitled to an injunction to prevent any breach of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the State of Florida, in addition to any other remedy to which it may be entitled, at law or in equity.

         (p) Submission to Jurisdiction. Each of the Parties submits to the jurisdiction of the courts of the State of Florida in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto. Any Party may make service on the other Party by sending or delivering a copy of the process to the Party to be served at the address and in the manner provided for the giving of notices in Section 9(h) above. Nothing in this Section 9(p), however, shall affect the right of any Party to serve legal process in any other manner permitted by law or in equity. Each Party agrees that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or in equity


         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

                           XRG, INC.

                           By:
                              -----------------------------------------

                           Title:
                              -----------------------------------------


                           J. BENTLY
                           COMPANIES,
                           INCORPORATED

                           By:
                              -----------------------------------------

                           Title:
                              -----------------------------------------



                           The Shareholders:

                              -----------------------------------------
                              Signature

                              -----------------------------------------
                              Printed Name

                              -----------------------------------------
                              Signature

                              -----------------------------------------
                              Printed Name

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Attachments:

Exhibit A:        Trailers
Exhibit B:        Bill of Sale

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